Prospectus Supplement

John Hancock Sovereign Bond Fund

John Hancock Bond Fund (the fund)

Supplement dated February 15, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

As of March 31, 2022 (the Effective Date), Connor Minnaar, CFA, will be added as a portfolio manager of the fund. As of the Effective Date, Jeffrey N. Given, CFA, Howard C. Greene, CFA, Connor Minnaar, CFA, and Pranay Sonalkar will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

As of the Effective Date, the following will replace in its entirety the portfolio manager information under the heading “Portfolio management” in the “Fund summary” section of the Prospectus:

Jeffrey N. Given, CFA Managing Director and Senior Portfolio Manager Managed the fund since 2006	Howard C. Greene, CFA Senior Managing Director and Senior Portfolio Manager Managed the fund since 2002	Connor Minnaar, CFA Senior Director and Associate Portfolio Manager Managed the fund since 2022	Pranay Sonalkar Managing Director and Associate Portfolio Manager Managed the fund since 2021

As of the Effective Date, the following information relating to Mr. Minnaar will be added to the fund’s portfolio manager information in the “Fund details” section of the Prospectus under the heading “Who’s who – Subadvisor”:

Connor Minnaar, CFA

•	Senior Director and Associate Portfolio Manager
•	Managed the fund since 2022
•	Joined Manulife IM (US) in 2006
•	Began business career in 2002

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

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